UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 Turnpike Road, Suite 203 Westborough, Massachusetts	01581
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (508) 871-7046

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On October 26, 2004, TC PipeLines, LP (the "Partnership") issued a press release announcing financial results for the Partnership's third quarter 2004 earnings. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release discloses a financial measure, cash generated from investments, which is a non-GAAP financial measure as defined under SEC rules. The press release furnishes a reconciliation of this measure to its nearest GAAP financial measure. Reasons for the Partnership's use of this financial measure are disclosed in the press release furnished with this report.

        The information in this report is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)
Exhibits.

99.1	Press Release dated October 26, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PIPELINES, LP
	By:	TC PipeLines GP, Inc., its general partner
Date: October 27, 2004	By:	/s/ AMY W. LEONG Amy W. Leong Controller

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated October 26, 2004.